THE ROYCE FUND
(ROYCE PREMIER FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Premier Fund (the “Series”) made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE MICRO-CAP FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Micro-Cap Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.30% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 1.25% per annum of the next $2,000,000,000 of the Series’ average net assets, 1.20% per annum of the next $2,000,000,000 of the Series’ average net assets and 1.15% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE LOW-PRICED STOCK FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Low-Priced Stock Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.15% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 1.10% per annum of the next $2,000,000,000 of the Series’ average net assets, 1.05% per annum of the next $2,000,000,000 of the Series’ average net assets and 1.00% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE TRUSTSHARES FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce TrustShares Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE TOTAL RETURN FUND)

     AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Total Return Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE OPPORTUNITY FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Opportunity Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE SPECIAL EQUITY FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Special Equity Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE VALUE FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Value Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE VALUE PLUS FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Value Plus Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE TECHNOLOGY VALUE FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Technology Value Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.50% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 1.45% per annum of the next $2,000,000,000 of the Series’ average net assets, 1.40% per annum of the next $2,000,000,000 of the Series’ average net assets and 1.35% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated December 31, 2001 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE 100 FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce 100 Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated June 30, 2003 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE DISCOVERY FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Discovery Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated October 1, 2003 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE FINANCIAL SERVICES FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Financial Services Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated December 31, 2003 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND
(ROYCE DIVIDEND VALUE FUND)

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT for Royce Dividend Value Fund (the "Series") made this 1st day of July, 2004, by and between The Royce Fund (the "Fund") and Royce & Associates, LLC (the "Adviser").

The Fund and the Adviser hereby agree that Section 4 of the Investment Advisory Agreement for the Series is hereby amended, effective as of and from July 1, 2004, to read in its entirety as follows:

“4.           Compensation of the Adviser. The Fund agrees to cause the Series to pay to the Adviser, and the Adviser agrees to accept as compensation for the services provided by the Adviser hereunder, a fee equal to 1.00% per annum of the first $2,000,000,000 of the Series’ average net assets at the close of business on each day that the value of its net assets is computed during the year, 0.95% per annum of the next $2,000,000,000 of the Series’ average net assets, 0.90% per annum of the next $2,000,000,000 of the Series’ average net assets and 0.85% per annum of the Series’ average net assets in excess of $6,000,000,000. However, the Fund and the Adviser may agree in writing to temporarily or permanently reduce such fee. Such compensation shall be accrued on the Series’ books at the close of business on each day that the value of its net assets is computed during each year and shall be payable to the Adviser monthly, on the last day of each month, and adjusted as of year-end if required.”

All other terms of such Investment Advisory Agreement dated April 30, 2004 shall remain the same.

Dated this 1st day of July, 2004.

ROYCE & ASSOCIATES, INC.

By:	/s/ Charles M. Royce
Charles M. Royce
President

THE ROYCE FUND

By:	/s/ Charles M. Royce
Charles M. Royce
President